UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 28, 1998

		      C-BASS TRUST 1998-3
		  Asset-Backed Certificates, Series 1998-3


New York (governing law of          333-67329      PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota,N.A
	11000 Broken Land Paerway                            21044
	Columbia, MD.                                       (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 28, 1998 a distribution was made to holders of C-BASS TRUST 1998-3, Asset Backed Certificates, Series 1998-3
 .



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1             Asset-Backed Certificates, Series
				 1998-3 , relating to the December 28,
				 1998 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		       C-BASS TRUST 1998-3
		     Asset Backed Certificates, Series 1998-3

	      By:   Norwest Bank Minnesota,N.A as Trustee
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 1/11/99


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-3 , relating to the December 28, 1998 distribution.